UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 12, 1998



                  POLICY MANAGEMENT SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



          SOUTH  CAROLINA              1-10557              57-0723125
          (State  or  other          (Commission          (I.R.S.  Employer
          jurisdiction  of          File  Number)          Identification No.)
          incorporation)



     ONE PMSC CENTER (PO BOX 10)
     BLYTHEWOOD, SC (COLUMBIA, SC)                            29016 (29202)
     (Address of principal executive offices)                   (Zip Code)




      Registrant's telephone number, including area code:  (803) 333-4000



                                    N/A
                    ---------------------------------------
        (Former name or former address, if changed since last report.)

ITEM  5.          OTHER  EVENTS.

     On  May  12,  1998,  the  Board of Directors of Policy Management Systems
Corporation (the "Company") declared a two-for-one split of the Company's common stock to be effected in the form of a 100 percent share dividend payable on June 15, 1998, to common shareholders of record on June 1, 1998.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (A)          FINANCIAL  STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable.

     (B)          PRO  FORMA  FINANCIAL  INFORMATION.    Not  Applicable.

     (C)          EXHIBITS.


     99.1.    Press  release  dated  May  12,  1998.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           POLICY MANAGEMENT SYSTEMS CORPORATION
                                        (Registrant)


Date:  May  12,  1998              Timothy  V.  Williams
                                   Executive  Vice  President
                                   (Chief  Financial  Officer)


                                 EXHIBIT INDEX

Exhibit
Number
------

99.1                    Press  release  dated  May  12,  1998.